HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042       HV-5776 – PremierSolutions Cornerstone

333-72042       HV-5795 – PremierSolutions Standard (Series A)

333-72042       HV-6775 – PremierSolutions Cornerstone (Series II)

333-72042       HV-6779 – PremierSolutions Standard (Series A-II)

333-151805     HV-6776 – Premier InnovationsSM

333-151805     HV-6778 – Premier InnovationsSM (Series II)

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Supplement dated January 16, 2018 to your Prospectus

FUND NAME CHANGE

Columbia Diversified Equity Income Fund – Class ADV

Effective on or about February 28, 2018, the Columbia Diversified Equity Income Fund will be re-named the Columbia Large Cap Value Fund.

As a result of the change, all references to Columbia Diversified Equity Income Fund in your Prospectus are hereby deleted and replaced with Columbia Large Cap Value Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.